2017 Annual Meeting of Shareholders

Safe Harbor Statement

Safe Harbor Statement

This presentation contains statements about School Specialty's expectations, plans, or prospects, that constitute forward-looking statements. Forward-looking statements also include those preceded or followed by the words "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "projects," "should," "targets" and/or similar expressions. These forward-looking statements are based on School Specialty's current estimates and assumptions as of the date of the information presented and as such, involve uncertainty and risk. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward-looking statements because of a number of factors, including the factors described in Item 1A of School Specialty's Report on Form 10-K for the fiscal year December 31, 2016, which factors are incorporated herein by reference. Any forward-looking statement in this presentation speaks only as of the date in which it is made. Except to the extent required under the federal securities laws, School Specialty does not intend to update or revise the forward-looking statements.

SSI 2017 and Beyond

VISION STATEMENT

To create the leading customer focused **innovation driven company**, delivering numerous **proprietary products, programs, and services** across an expansive breadth that supports customers **in education and other markets**, to teach, assist and inspire those they serve. **Team selling, operational excellence and customer service** will drive the fulfillment of these solutions and **create partnerships** that reach beyond the scope of possibilities and strive for the extraordinary.

LEADING THROUGH INNOVATION And BOLDNESS OF ACTION! Follow Me!

School Specialty.

SSI 2017 and Beyond

- **Since 2014, School Specialty executed a plan to:** right-size the organization, deploy the "One-SSI" operating model and lay the foundation for growth
- **SSI's long-term sustainability requires:**
  - ***Innovation*** in all aspects of its products and services;
  - ***Cohesiveness*** **and** ***Collaboration*** on how it communicates and implements its value proposition to execute it's go to market strategy; and
  - ***Operational Excellence*** with respect to the delivery and execution of its valuation proposition to optimize customer experience and business performance
- We have significant opportunities for improvement in all three areas, which we believe will unlock significant shareholder value

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School Specialty.

SSI 2017 and Beyond

- ***SSI's business strategy has three key tenets:***
  - ***21st Century Safe School ("21CSS")*** – *Our Unique Value Proposition*
  - ***Team Selling*** – *Our Innovative Go to Market Strategy*
  - ***Process Excellence*** – *Our Disciplined Approach to Everything We Do*
- ***Additionally, we have a strategy to increase the liquidity of our stock and an acquisition strategy***

School Specialty.

Business Strategy

Business Strategy - Overview

- The three key tenets of SSI's business strategy:
  - **21st Century Safe School** – This defines SSI's competitive advantage and unique value proposition in the market; a comprehensive set of innovative product and services
  - **Team Selling –** SSI's unique team selling model, supported by an effective catalog & ecommerce direct marketing strategy is at the core of our relationship with customers and our ability to drive the 21st Century Safe School value proposition
  - **Process Excellence** – PE will enable SSI to operate an efficient and effective operating model and optimize bottom-line margins

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School Specialty.

Business Strategy – 21st CSS

- 21st Century Safe School is the value proposition of School Specialty. It encapsulates the organization's brands and capabilities in totality under a unified approach that is unique to the education space
  - SSI Services and Capabilities 'pillars' include:
    - Learning Environments
    - Curriculum & Instruction
    - Educational Technology
    - Infrastructure & Process
    - Supplies, Equipment & Services

Business Strategy – 21st CSS

- Our Vision is to help schools create the safest learning environment possible to ensure the most successful and productive learning experience. SSI's mission is to help schools create a 21st Century Safe School environment enabling schools to achieve the maximum learning experience. Our approach fulfills aspects from the mental, emotional, social and physical perspective

- Our 21st Century Safe School strategy is centered on: a.) better articulating this unique and comprehensive value proposition to the customer; b.) improving the completeness and innovation of our offering in all areas; and c.) more effectively delivering our offering to the customer – *sales, ecommerce, processes and service*

Business Strategy – Team Selling

- **Team Selling:** *SSI's unique approach to bringing our comprehensive 21st Century Safe School offering to market*
  - Each territory is covered by a Territory Sales Manager ("TSM") augmented by specific Inside Sales, Category Specialists, Project and Bids resources
  - TSMs responsible for understanding the customers and dynamics in their territory and marshalling the resources necessary to most effectively penetrate the market
  - The goals of the team members "overlap" and support a singular objective for each territory built at the customer level; core objective is to maximize share of wallet
  - Incentive compensation is based on the attainment of specific, clearly measurable objectives and structured to foster collaboration
  - We have increased our investment in: ***Tools*** to provide the territory/customer level intelligence necessary to execute the strategy; and ***Training*** at all levels of the selling organization

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School Specialty.

Team Sell enables 21st CSS



ART
Early Childhood
PE
Science
Math Instruction
ELA Instruction
Furniture & Equipment
Special Needs
AV Tech
Safety & Security
OneForce
Outside Sales
21st Century Safe School
Inside Sales
OneForce

Team Sell Mission

A symbiotic relationship across categories sales teams to leverage brand and product solution strengths and success to increase account penetration and overall market share as **One** company

OneForce Integration
Customer and Pipeline Management

Sales **Accountability**
Top and bottom line, team & individual

Collaborative Approach
Supporting others to drive market share

Market **Expertise**
Sales Specialist with category knowledge

Brand and Product strength
Recognized and diverse set of solutions

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School Specialty.

Business Strategy – Process Excellence

- **Process Excellence:** a discipline of process thinking and execution embraced globally

- **Process Excellence** enables departments to:
  - Focus efforts on what matters most to customers
  - Develop process leaders and change agents
  - Deliver sustainable bottom-line results quickly


CONTINUOUS
IMPROVEMENT

Business Strategy – Process Excellence

- **Process Excellence ("PE")** is critical to:
  - Manage SG&A expenses while creating a scalable operating platform
  - Simplify how we are structured, how we work, how we think…. *One SSI mindset*
- **Process excellence** supports corporate strategy and objectives
  - Maximize sales by make it easier for our customers to do business with us and deliver on our value proposition; improve the customer experience.
  - Improves operating profits by eliminating waste
  - Changes our culture
- SSI has developed an internal Black Belt & Green Belt certification program; a number of PE / Lean Six Sigma projects are underway

School Specialty.

Acquisition Strategy

Acquisition Strategy

- **M&A Strategy:** As we increase our efforts to identify and pursue acquisition targets, our focus is on companies which clearly bring one or more of the following attributes:
  - **Market / Geographic Consolidation:** Similar business model to SSI, but smaller with a specific go-to-market strategy, market presence or geographical coverage that is accretive to our model
  - **Core Vertical Expertise / Depth:** Core competency in a major product/service segment that is key to our 21st Century Safe School Offering
  - **Product Line Enhancement:** Product portfolio which strengthens our offering in a particular category
  - **New Market Expansion**: Products / services that meet one of the target attributes above, but also provide access to additional end-markets where current SSI products / services can be distributed

Liquidity Strategy

Improving Liquidity

- Step 1 – **Refinancing (Completed)**
  - Brought positive market attention/validation to SSI
  - Improves earnings and cash flow
  - Capital structure supports business strategy and enables acquisitions / investments in growth

- Step 2 – **Stock Split**
  - Increasing the number of authorized shares to facilitate a split requires shareholder approval (50% + 1)
  - An 7-for-1 forward split is what we are targeting
  - SSI's Board of Directors has authorized that steps necessary to execute a stock split; we expect this can be completed by mid-August

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School Specialty.

Improving Liquidity

- Step 3 – **Uplist to NASDAQ**
  - SSI believes it generally meets all criteria except the minimum number of round lot holders (300). As of its most recent record date, SSI had approximately 103 holders (an increase of approximately 33 holders over the past year)
  - Ongoing meetings with investors and recent increased activity in the stock continues to increase the number of holders

- Step 4 – **Investor conferences & ongoing investor meetings**
  - Identify and present at select conferences in late 2017/2018
  - Continue conducting 1-on-1 investor meetings and non-deal roadshows to increase awareness of our story.

School Specialty.

Closing Remarks

Closing Remarks

- School Specialty is ***financially sound company*** with a capital structure and business strategy to drive profitable growth
- ***Process Excellence*** and a ***continuous improvement*** culture will continue to bring efficiency to our operating model and ***enable EBITDA margin enhancement***
- School Specialty is a platform built to support substantial organic growth and growth through acquisition
- We have ***tremendous reach into the education market*** touching 90%+ of the public school districts in the U.S.; however, we believe there is significant ***opportunity to increase penetration*** on a spend-per-student basis
- ***21st Century Safe School*** go-to-market strategy supported by ***team-based selling*** is our innovative approach to drive that penetration
- While driving our business strategy, management remains squarely focused on taking steps to improve liquidity and enhance shareholder value

LEADING THROUGH INNOVATION And BOLDNESS OF ACTION! Follow Me!

School Specialty.